                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 19, 2003, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-106076) and related Prospectus of CapitalSource Inc. for the registration of 21,300,000 shares of its common stock.

                                                /s/ Ernst & Young LLP



McLean Virginia
July 21, 2003